SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           February 10, 1999
                                                 -----------------------------


                              THE SOUTHERN COMPANY
             (Exact name of registrant as specified in its charter)


       Delaware                     1-3526                      58-0690070
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 (State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)         File Number)                Identification No.)


     270 Peachtree Street, NW, Atlanta, Georgia                      30303
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code      (404)    506-5000
                                                     --------------------------


                                       N/A
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     (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits.


        (c)      Exhibits.

                 23       -       Consent of Arthur Andersen LLP.

                 27       -       Financial Data Schedule.

                 99       -       Audited Financial Statements of The Southern
                                  Company as of December 31, 1998.


                                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               THE SOUTHERN COMPANY


                                               By   /s/ W. Dean Hudson
                                                      W. Dean Hudson
                                                            Comptroller


Date:    March 2, 1999